CHDB03  8942067.1  082702  1053C  94137007

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In  connection  with  the  Quarterly  Report of Isle of Capri Casinos, Inc. (the
"Company") on Form 10-Q for the period ended July 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Rexford A. Yeisley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Rexford  A.  Yeisley
-------------------------
Rexford  A.  Yeisley
Chief  Financial  Officer
September  6,  2002